                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       NOVEMBER 23, 1998


                      NATIONAL TRANSACTION NETWORK, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                      000-10966                  75-1535237
(STATE OR OTHER JURISDICTION         (COMMISSION                (IRS EMPLOYER
 OF INCORPORATION)                   FILE NUMBER)            IDENTIFICATION NO.)


                               117 FLANDERS ROAD
                       WESTBOROUGH, MASSACHUSETTS 01581
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (508) 870-3200
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  (a)(1)(i) On November 23, 1998, National Transaction Network, Inc. ("NTN") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as its independent auditor. NTN then engaged Ernst & Young LLP as its independent auditor. Ernst & Young LLP is the independent auditor for NTN's majority stockholder, IVI Checkmate Corp.

       (ii) Deloitte & Touche's report on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) The decision to change accountants was not recommended or approved by the Board of Directors of NTN or any committee thereof.

       (iv) During NTN's two most recent fiscal years and the subsequent interim period preceding Deloitte & Touche's dismissal, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

       (v) During NTN's two most recent fiscal years and the subsequent interim period preceding Deloitte & Touche's dismissal, there were no reportable events of the type described in subparagraphs
              (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K of the Securities and Exchange Commission.

 (a)(2) On November 23, 1998, NTN engaged Ernst & Young LLP as its independent auditor. Ernst & Young LLP is the independent auditor for NTN's majority stockholder, IVI Checkmate Corp. During NTN's two most recent fiscal years and the subsequent interim period prior to engaging Ernst & Young LLP, neither NTN nor anyone on its behalf consulted Ernst & Young LLP regarding any of the matters described in subparagraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-K.

 (a)(3) A letter from Deloitte & Touche addressed to the Securities and Exchange Commission stating whether Deloitte & Touche agrees with the statements made by NTN above insofar as they relate to Deloitte & Touche is filed as Exhibit 16 hereto.

ITEM 4.  FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements are required to be filed as part of this report. The following exhibit is filed as part of this report:


      Exhibit No.                               Description
      -----------         -----------------------------------------------------

           16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated November 24, 1998 regarding its concurrence with the registrant's statements herein insofar as they relate to Deloitte & Touche


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NATIONAL TRANSACTION NETWORK, INC.

Date:  November 25, 1998             By:  /s/ John J. Neubert
                                        ---------------------------------
                                        John J. Neubert
                                        Executive Vice President
                                        and Chief Financial Officer









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                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION                           PAGE NO.
----------                      -----------                           -------

    16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated November 24, 1998 regarding its concurrence with the registrant's statements herein insofar as they relate to Deloitte & Touche